SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-HARTFORD LIFE CL A

                    GABELLI FOUNDATION
                                 6/21/00           20,000-           50.5000
                    MARIO J. GABELLI
                                 6/21/00            5,000-           50.5000
                    GABELLI SECURITIES INC.
                                 6/21/00           20,000-           50.5000
                                 6/16/00            5,000            50.3125
                    GABELLI MULTI MEDIA PARTNERS
                                 6/21/00            3,000-           50.5000
                    GABELLI INTERNATIONAL II LTD
                                 6/21/00           10,000-           50.5000
                    GABELLI ASSET MANAGEMENT INC.
                                 6/21/00          102,700-           50.5000
                                 6/20/00           10,000            50.4100
                                 6/15/00           14,600            50.3125
                                 6/14/00            3,100            50.3125
                    GAMCO INVESTORS, INC.
                                 6/21/00            2,000-           50.5000
                                 6/21/00          965,900-           50.5000
                    GABELLI ASSOCIATES LTD
                                 6/21/00          145,000-           50.5000
                                 6/14/00           20,000            50.3125
                    GABELLI FUND, LDC
                                 6/21/00            3,000-           50.5000
                    GABELLI ASSOCIATES FUND
                                 6/21/00          201,500-           50.5000
                                 6/13/00           24,700            50.3750
                                 6/13/00            3,500            50.4000
                    GABELLI GROUP CAPITAL PARTNERS
                                 6/21/00           70,700-           50.5000
                                 6/16/00           15,000            50.3125
                    GABELLI & COMPANY, INC.
                                 6/21/00           15,000-           50.5000
                                 6/16/00            5,000            50.3125
                    GABELLI & CO PROFIT SHARING PLAN

                                 6/21/00           21,000-           50.5000






                                              SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-HARTFORD LIFE CL A

          GABELLI FUNDS, LLC.
                         GABELLI VALUE FUND
                                 6/21/00          100,000-           50.5000
                         GABELLI EQUITY TRUST
                                 6/21/00           50,000-           50.5000
                         GABELLI EQUITY INCOME FUND
                                 6/21/00           15,000-           50.5000
                         GABELLI CONVERTIBLE SECURITIES FUND
                                 6/21/00           60,900-           50.5000
                         GABELLI CAPITAL ASSET FUND
                                 6/21/00           40,000-           50.5000
                         GABELLI ABC FUND
                                 6/21/00          133,000-           50.5000
                                 6/15/00           50,000            50.4250
                    ALCE PARTNERS
                                 6/21/00            7,000-           50.5000














          (1) THE TRANSACTIONS ON 6/21/00 WERE IN CONNECTION WITH THE TENDER OFFER DESCRIBED IN ITEM 5(A) OF THIS AMENDMENT TO SCHEDULE 13D. ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.